UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, HollyFrontier Corporation (the “Corporation”) ceased petroleum refining operations at its refinery located in Cheyenne, Wyoming (the “Cheyenne Refinery”) in the third quarter of 2020 and subsequently began converting certain assets at the Cheyenne Refinery to renewable diesel production. Beginning in the fourth quarter of 2020, activities associated with the conversion of the Cheyenne Refinery to renewable diesel production will be reported in the Corporation’s Corporate and Other segment, and the disaggregation of the Corporation’s refining geographic operating data will be presented in two regions, Mid-Continent and West, to best reflect the economic drivers of the Corporation’s refining operations. The Mid-Continent region will continue to be comprised of the Corporation’s El Dorado and Tulsa refineries, and the new West region will be comprised of the Corporation’s Navajo and Woods Cross refineries.

In order to provide historical refining geographic operating data on a basis consistent with the revised regional groupings, furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01 in its entirety is a supplemental schedule containing the Corporation’s revised unaudited refining geographic operating data for the fiscal years ended December 31, 2019 and 2018, the six months ended June 30, 2020, and each of the three months ended March 31, 2020, 2019 and 2018, June 30, 2020, 2019 and 2018, September 30, 2019 and 2018, and December 31, 2019 and 2018, to conform to the revised regional groupings.

The refining geographic operating data contained in Exhibit 99.1 has no impact on the Corporation’s earnings or earnings per share in any period and does not represent a restatement or reissuance of previously issued financial statements.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1	Supplemental schedule containing certain historical unaudited refining geographic operating data.*

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: September 29, 2020